united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered management

investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	08/31

Date of reporting period:	08/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Essex Environmental Opportunities Fund Institutional Class (GEOSX) Investor Class (EEOFX)
Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 700-9929. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Adviser: Essex Investment Management Company, LLC 125 High Street, 18th Floor Boston, MA 02110 Toll Free (800) 700-9929

Management’s Discussion of Fund Performance (Unaudited)

“Wherever we look upon this earth, the opportunities take shape within the problems.”

— Nelson A. Rockefeller

Dear fellow shareholder:

We think the quote above from Nelson Rockefeller is a great synopsis of the investment philosophy of the Essex Environmental Opportunities Fund (the “Fund”). The world is facing a myriad of environmental challenges such as the need for clean water, clean air, greater agricultural output, increased energy conservation and natural resource preservation. While these problems are daunting, they also are solvable and create great opportunities for companies that can provide solutions. Our Fund was established to focus on the opportunities in front of us by investing in those companies that can drive revenue and earnings growth by providing technologies and services to help solve these global environmental challenges. Here are a few examples of some of the technologies and services provided by companies in our portfolio: affordable water desalination equipment, technology to increase the output of farms, new battery technologies to advance electric transportation, sustainably sourced beauty products, healthier agricultural crops, and renewable energy projects. In short, the world has some big problems, but we can solve them and generate attractive capital returns along the way.

The Fund’s performance for the year ended August 31, 2019 was disappointing on both an absolute basis and relative to the benchmark MSCI World Index (the “Index”). For the fiscal year ended August 31, 2019, the Essex Environmental Opportunities Fund, Institutional Class was down -5.70%, versus the Index which was up 0.26% during the same period. Most of this underperformance occurred in the fourth quarter of calendar 2018; during that quarter, the Fund was down more than -18.2% and the Index shed -13.4%. This period was a time when investors were de-risking their portfolios due to concerns about slowing economic growth and amidst fears of the negative consequences of a trade war. Stocks of smaller companies and stocks of industrial companies, both areas of emphasis for the Fund, were among the worst performers in calendar Q4 of 2018. From a portfolio perspective, we used this heightened volatility to increase our weights in those stocks that we think were punished disproportionately but still had strong underlying company fundamentals and an investment thesis that remained intact. For example, we added to our positions in two solar companies, Sunrun, Inc. and Vivint Solar Inc., both domestic installers of solar panels with strong revenue growth that should continue to expand as they are beneficiaries of lower funding costs when interest rates decline (as seen

Management’s Discussion of Fund Performance (Unaudited) (continued)

at the end of 2018). Similarly, Fluence Corporation, an Australian-listed developer of de-centralized water treatment systems is growing rapidly globally with no impact from trade tariffs and no signs of slowing growth.

Encouragingly, our decision to not panic in the face of the market downturn at the end of 2018, and indeed to add to certain high-conviction positions, has rewarded the portfolio thus far in calendar 2019. Year to date, through the end of August 2019, the Fund is up 15.96% versus 15.15% for the Index during the same period. The specific positions that we added to have been among our best performers: Sunrun is up 40.8% year to date through August 31, 2019, and Vivint Solar and Fluence are up 111.5% and 35.5% respectively over the same period. As evidenced by these examples, we believe that there are significant inefficiencies in the clean technology sector that can be exploited by experienced active managers. In contrast to the industry-wide trend towards investing in passively-managed investment portfolios, we believe that there are significant inefficiencies in the clean technology sector that can be exploited by experienced active managers.

Much discussion in the financial media has recently focused on the global economic slowdown and the effect this might have on individual companies. We have attempted to address this concern in three ways in the portfolio. First, we have reduced some of the economic cyclicality in the portfolio by either eliminating or trimming companies with exposure to the highly cyclical automotive manufacturing business. Second, we have invested a portion of the portfolio in companies that have internal improvement programs that should allow earnings growth even in a challenging revenue environment. A couple of examples of these companies would be irrigation technology provider Lindsay Corporation and water technology and equipment manufacturer Watts Water Technologies. Thirdly, we are invested in high growth companies benefiting from strong secular growth drivers that should be able to deliver growth even in a slower economic environment. Two such companies in this bucket would be Kornit Digital Ltd., a manufacturer of digital garment printing technology and LiqTech International, a provider of scrubber technology to companies owning ships that are now required to clean up their emissions. From a broader perspective, most of the customers of our portfolio companies are buying products and services that allow them to reduce business risk, operate more efficiently and meet increasingly stringent global environmental regulations.

The portfolio remains positioned to benefit from major secular growth trends. Currently, our heaviest thematic weights are in the Water and Renewable Energy themes. The world’s water challenges are well known and highly visible. We are invested across the spectrum of opportunities within the water segment: water management, water treatment,

Management’s Discussion of Fund Performance (Unaudited) (continued)

and water distribution. Portfolio companies such as Xylem, Inc., Fluence Corp., and Energy Recovery, Inc. are well-positioned to grow revenues and earnings by providing equipment that can process and treat water. Within the Renewable Energy theme, we are invested in solar companies Sunrun, Vivint Solar, Sunnova Energy International, and First Solar. All of these companies are growing rapidly and are benefiting from technology advancements, declining costs and customer preference for sustainable solutions. Although these are the largest areas of investment for us, the portfolio is invested in companies that are providing many other global solutions to our environmental problems.

We are optimistic for the future. As the pace of clean technology advancement continues to drive down costs while expanding market opportunities, we believe that well-positioned companies are able to more effectively and affordably solve our environmental challenges.

We thank you for your support.

Essex Investment Management Co., LLC

Investment Results (Unaudited)

Total Returns(a) (for the periods ended August 31, 2019)

	One Year	Since Inception September 1, 2017
Essex Environmental Opportunities Fund
Institutional Class	(5.70)%	0.50%
Investor Class	(5.99)%	0.25%
MSCI World Index(b)	0.26%	6.33%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	4.70%	4.95%
With Applicable Waivers	1.00%	1.25%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Essex Environmental Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 700-9929.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2018. Essex Investment Management Company, LLC (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the Fund’s average daily net assets. The contractual agreement is in effect through December 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2019 can be found in the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 700-9929.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

This graph shows the value of a hypothetical initial investment of $100,000 made on September 1, 2017 (commencement of operations) and held through August 31, 2019. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 700-9929.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Essex Environmental Opportunities Fund (the “Fund”) is long-term capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

Essex Environmental Opportunities Fund
Schedule of Investments

August 31, 2019

	Shares	Fair Value
COMMON STOCKS — 87.99%
Australia — 2.81%
Industrials — 1.66%
Fluence Corporation, Ltd. (a)	523,266	$147,870
Materials — 1.15%
Orocobre Ltd. (a)	62,092	102,399
Total Australia		250,269
Belgium — 0.86%
Materials — 0.86%
Umicore SA	2,400	76,472
Canada — 2.32%
Materials — 2.32%
Nutrien Ltd.	4,111	207,030
Denmark — 3.54%
Utilities — 3.54%
Orsted A/S	3,307	315,648
Germany — 2.52%
Information Technology — 2.52%
PSI Software AG	11,889	224,104
Ireland — 2.93%
Industrials — 2.93%
Kingspan Group plc	5,719	261,131
Israel — 3.14%
Industrials — 3.14%
Kornit Digital Ltd. (a)	9,901	279,307
Japan — 5.23%
Industrials — 1.99%
Kurita Water Industries Ltd.	6,819	177,084
Information Technology — 3.24%
KEYENCE Corporation	489	288,942
Total Japan		466,026
Netherlands — 2.70%
Industrials — 2.70%
Sensata Technologies Holding plc (a)	5,275	240,435

See accompanying notes which are an integral part of these financial statements.	7

Essex Environmental Opportunities Fund
Schedule of Investments (continued)

August 31, 2019

	Shares	Fair Value
COMMON STOCKS — 87.99% (continued)
Switzerland — 4.79%
Industrials — 2.32%
SGS SA	84	$206,936
Information Technology — 2.47%
Landis+Gyr Group AG (a)	2,676	219,782
Total Switzerland		426,718
United Kingdom — 1.36%
Consumer Discretionary — 1.36%
Aptiv plc	1,460	121,428
United States — 55.79%
Financials — 3.03%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,779	270,194
Health Care — 0.69%
Calyxt, Inc. (a)	9,926	61,442
Industrials — 32.01%
Acuity Brands, Inc.	1,081	135,568
Energy Recovery, Inc. (a)	24,471	236,635
Lindsay Corporation	2,998	264,603
LiqTech International, Inc. (a)	18,981	128,501
Mueller Water Products, Inc., Class A	20,940	219,032
Nesco Holdings, Inc. (a)	15,368	96,511
Raven Industries, Inc.	7,282	212,416
Sunrun, Inc. (a)	24,369	373,577
TPI Composites, Inc. (a)	12,776	225,369
Vivint Solar, Inc. (a)	33,270	268,156
Watts Water Technologies, Inc., Class A	3,905	357,816
Xylem, Inc.	4,349	333,177
		2,851,361
Information Technology — 16.12%
Badger Meter, Inc.	3,532	182,181
Cognex Corporation	2,419	109,049
First Solar, Inc. (a)	3,989	247,597
Iteris, Inc. (a)	33,288	181,087
Itron, Inc. (a)	5,816	403,920
Trimble, Inc. (a)	8,331	312,579
		1,436,413
Materials — 1.17%
Amyris, Inc. (a)	27,564	104,192

8	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Schedule of Investments (continued)

August 31, 2019

	Shares	Fair Value
COMMON STOCKS — 87.99% (continued)
Utilities — 2.77%
Sunnova Energy International, Inc. (a)	23,408	$247,188
Total United States		4,970,790
Total Common Stocks (Cost $7,578,066)		7,839,358

MONEY MARKET FUNDS — 12.13%
Fidelity Investments Money Market Government Portfolio, Class I, 2.01% (b)	1,080,386	1,080,386
Total Money Market Funds (Cost $1,080,386)		1,080,386
Total Investments — 100.12% (Cost $8,658,452)		8,919,744
Liabilities in Excess of Other Assets — (0.12)%		(10,438)
NET ASSETS — 100.00%		$8,909,306

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2019.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	9

Essex Environmental Opportunities Fund
Statement of Assets and Liabilities

August 31, 2019

Assets
Investments in securities at fair value (cost $8,658,452)	$8,919,744
Dividends receivable	4,039
Receivable from Adviser	8,232
Prepaid expenses	6,537
Total Assets	8,938,552
Liabilities
Payable to Administrator	8,570
Accrued 12b-1 fees - Investor Class	1
Other accrued expenses	20,675
Total Liabilities	29,246
Net Assets	$8,909,306
Net Assets consist of:
Paid-in capital	$8,944,485
Accumulated deficit	(35,179)
Net Assets	$8,909,306
Institutional Class:
Net Assets: Institutional Class	$8,893,247
Shares outstanding (unlimited number of shares authorized, no par value)	880,856
Net asset value, offering and redemption price per share	$10.10
Investor Class:
Net Assets: Investor Class	$16,059
Shares outstanding (unlimited number of shares authorized, no par value)	1,598
Net asset value, offering and redemption price per share	$10.05

10	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Statement of Operations

For the year ended August 31, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $5,569)	$64,719
Total investment income	64,719
Expenses
Adviser	48,208
Fund accounting	41,641
Administration	27,000
Transfer agent	22,000
Legal	19,447
Audit and tax	16,800
Trustee	13,645
Registration	13,370
Compliance services	12,000
Custodian	8,488
Pricing	5,294
Report printing	5,075
Insurance	3,596
12b-1 - Investor Class	36
Miscellaneous	18,355
Total expenses	254,955
Fees waived and expenses reimbursed by Adviser	(189,034)
Net operating expenses	65,921
Net investment loss	(1,202)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(224,813)
Net realized gain on foreign currency translations	419
Net change in unrealized depreciation of investment securities	(243,279)
Net realized and change in unrealized loss on investments	(467,673)
Net decrease in net assets resulting from operations	$(468,875)

See accompanying notes which are an integral part of these financial statements.	11

Essex Environmental Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(1,202)	$(20,416)
Net realized loss on investment securities transactions and foreign currency translations	(224,394)	(74,996)
Net change in unrealized appreciation (depreciation) of investment securities	(243,279)	504,571
Net increase (decrease) in net assets resulting from operations	(468,875)	409,159
Capital Transactions - Institutional Class
Proceeds from shares sold	3,554,855	5,877,716
Amount paid for shares redeemed	(480,112)	—
Total Institutional Class	3,074,743	5,877,716
Capital Transactions - Investor Class
Proceeds from shares sold	10,228	16,010
Amount paid for shares redeemed	(9,675)	—
Total Investor Class	553	16,010
Net increase in net assets resulting from capital transactions	3,075,296	5,893,726
Total Increase in Net Assets	2,606,421	6,302,885
Net Assets
Beginning of year	6,302,885	—
End of year	$8,909,306	$6,302,885
Share Transactions - Institutional Class
Shares sold	342,310	586,900
Shares redeemed	(48,354)	—
Total Institutional Class	293,956	586,900
Share Transactions - Investor Class
Shares sold	1,026	1,587
Shares redeemed	(1,015)	—
Total Investor Class	11	1,587
Net increase in shares outstanding	293,967	588,487

(a)	As of August 31, 2018, accumulated net investment loss was $(10,930).

12	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund - Institutional Class
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.71	$10.00

Investment operations:
Net investment income (loss)	— (a)	(0.03)
Net realized and unrealized gain (loss)	(0.61)	0.74
Total from investment operations	(0.61)	0.71

Net asset value, end of year	$10.10	$10.71

Total Return(b)	(5.70)%	7.10%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$8,893	$6,286
Ratio of net expenses to average net assets	1.03%	1.18%
Ratio of expenses to average net assets before waiver and reimbursement	3.97%	4.69%
Ratio of net investment loss to average net assets	(0.02)%	(0.36)%
Portfolio turnover rate(c)	30%	23%

(a)	Rounds to less than ($0.005) per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	13

Essex Environmental Opportunities Fund - Investor Class
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.69	$10.00

Investment operations:
Net investment loss	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.62)	0.72
Total from investment operations	(0.64)	0.69

Net asset value, end of year	$10.05	$10.69

Total Return(a)	(5.99)%	6.90%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$16	$17
Ratio of net expenses to average net assets	1.28%	1.43%
Ratio of expenses to average net assets before waiver and reimbursement	4.22%	4.94%
Ratio of net investment loss to average net assets	(0.24)%	(0.54)%
Portfolio turnover rate(b)	30%	23%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

14	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Notes to the Financial Statements

August 31, 2019

NOTE 1. ORGANIZATION

Essex Environmental Opportunities Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017. The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on September 1, 2017. The investment adviser to the Fund is Essex Investment Management Company, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year,

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

For the fiscal year ended August 31, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due primarily to the reclassifications of net operating losses:

Paid-In Capital	Accumulated Earnings/(Deficit)
$(11,713)	$11,713

NOTE 3. SECTOR CONCENTRATION RISK

The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the industrials sector, it will be exposed to additional risk related to economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, worldwide competition and potential liability for environmental damage. Additionally, industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. To the extent the Fund focuses its investments in the information technology sector, it may be subject to the following risks: rapidly changing technologies; short life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,818,990	$2,020,368	$—	$7,839,358
Money Market Funds	1,080,386	—	—	1,080,386
Total	$6,899,376	$2,020,368	$—	$8,919,744

(a)	Refer to Schedule of Investments for sector and country classifications.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2019, the Adviser earned a fee of $48,208 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the average daily net assets of the Fund. Prior to November 13, 2018, the expense cap was 1.18%. The contractual agreement is in place through December 31, 2021. For the fiscal year ended August 31, 2019, the Adviser waived fees and reimbursed expenses in the amount of $189,034 for the Fund. At August 31, 2019, the Adviser owed the Fund $8,232.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
August 31, 2021	$201,573
August 31, 2022	189,034

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2019, the Administrator earned fees of $27,000 for administration services, $41,641 for fund accounting services, $22,000 for transfer agent services, and $12,000 for compliance services. At August 31, 2019, the Fund owed the Administrator $8,570 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended August 31, 2019, Investor Class shares’ 12b-1 Expenses incurred by the Fund were $36. The Fund owed $1 for Investor Class 12b-1 Expenses as of August 31, 2019.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At August 31, 2019, Joseph C. McNay, Managing Member and Chairman of the Adviser, owned 53.50% of the Fund. As a result, Joseph C. McNay may be deemed to control the Fund.

NOTE 7. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments, were $4,245,929 and $1,770,475, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2019.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$649,231
Gross unrealized depreciation	(387,986)
Net unrealized appreciation on investments	$261,245
Tax cost of investments	$8,658,499

At August 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(296,424)
Unrealized appreciation on investments (a)	261,245
Total accumulated deficit	$(35,179)

(a)	The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales.

As of August 31, 2019, the Fund had short-term capital loss carryforwards in the amount of $116,337 and long-term capital loss carryforwards in the amount of $180,087, which do not expire and may be utilized in future years to offset net realized capital gains.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2019

NOTE 10. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018- 13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Essex Environmental Opportunities Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Essex Environmental Opportunities Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Essex Environmental Opportunities Fund – Institutional Class
Actual	$1,000.00	$1,003.00	$5.00	0.99%
Hypothetical(b)	$1,000.00	$1,020.21	$5.04	0.99%
Essex Environmental Opportunities Fund – Investor Class
Actual	$1,000.00	$1,002.00	$6.26	1.24%
Hypothetical(b)	$1,000.00	$1,018.95	$6.31	1.24%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Management Agreement Approval (Unaudited)

The Essex Environmental Opportunities Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Essex Investment Management Company, LLC (“Essex”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on May 16, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Essex. At the Trustees’ quarterly meeting held in May 2019, the Board interviewed certain executives of Essex, including Essex’s Co-Chief Executive Officer & Senior Portfolio Manager and its Senior Vice President & Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Essex (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Essex for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Essex provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Essex’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Essex who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Essex to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2019. The Trustees observed that the Fund had underperformed its benchmark, the MSCI World Index, for the one-year period, but that it had outperformed its benchmark for the three-month period. The Trustees noted that the Fund had outperformed the average return of the Morningstar World Small/Mid Stock Category, but underperformed the average return of the Morningstar World Large Stock Category, over the one-year period. The Trustees considered that the Fund has more weight in mid capitalization securities than the Morningstar World Large Stock Category does, noting that although that is the category to which Morningstar assigns the Fund, the Fund does not quite fit in that category. On the whole, the Trustees concluded that the Fund’s performance was acceptable.

The Trustees also considered information about the Fund’s performance against a composite of other accounts managed by Essex using a substantially similar strategy for the one-year period. The Trustees recognized that the Fund underperformed the composite for the period.

Management Agreement Approval (Unaudited) (continued)

(iii)    Fee Rate and Profitability. The Trustees noted that the management fee for the Fund was above the average and median for funds of comparable size in the Morningstar World Large Stock Category, but below the average and median for funds of comparable size in the Morningstar World Small/Mid Stock Category. The Trustees also considered that Essex has agreed to waive its management fees and/or reimburse expenses of the Fund through December 31, 2021 to the extent that its total annual operating expenses (excluding certain expenses) exceed 0.99%. The Trustees also considered information provided by Essex regarding the management fee it charges for managing separate accounts using the same strategy it uses to manage the Fund. The Trustees noted that the management fee for separate accounts is higher than the Fund’s management fee. The Trustees also considered a profitability analysis prepared by Essex, which showed that Essex is not earning a profit from managing the Fund.

The Trustees recalled their review of the Fund’s 12b-1 Plan in advance of this meeting and considered other potential benefits that Essex may receive in connection with its management of the Fund. The Trustees noted that Essex benefits from research obtained through soft dollar brokerage arrangements as a result of trading in the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Essex’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Essex’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Essex will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Essex’s level of profitability in managing the Fund, it does not appear that Essex is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

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Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 700-9929 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Fund at (800) 700-9929 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, MA 02110

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Tactical Multi-Purpose Fund

Annual Report

August 31, 2019

Fund Adviser:

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, Washington 98607

(800) 550-1071

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Fisher Investments at (800) 550-1071. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Tactical Multi-Purpose Fund

Management’s Discussion of Fund Performance

(Unaudited)

The Tactical Multi-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund is designed to be used by the Adviser to facilitate moving groups of clients into and out of defensive and special situation investments efficiently, based on the Adviser’s perceptions of market risks and opportunities.

During the fiscal year ended August 31, 2019, the Adviser did not take a defensive position; therefore the Fund was limited in size, with its assets invested mostly in T-Bills and cash equivalents. The Fund returned 0.20% during the fiscal year ended August 31, 2019. During the same period, the Fund’s primary benchmark, the ICE BofA ML 3-month U.S. Treasury Bill Index returned 2.36%. The Fund’s underperformance is reflective of its investment in T-Bills and cash equivalents, which had minimal interest. Underperformance as compared to the index is also in part due to the Fund’s 1.00% expense ratio (the performance of the index does not reflect the deduction of expenses). Due to the size of the investment, the Fund maintained a sizeable portion of the investments in cash equivalents to meet expense obligations. However, T-Bills were purchased with a portion of the Fund to opportunistically benefit from the Fed raising short rates. It is anticipated that similar returns will continue until the Adviser utilizes the Fund for defensive purposes or prevailing short term interest rates meaningfully change.

1

Tactical Multi-Purpose Fund

Investment Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended August 31, 2019)
	One Year	Since Inception (3/30/17)
Tactical Multi-Purpose Fund	0.20%	(0.21)%
ICE BofA ML 3-Month U.S. Treasury Bill Index (b)	2.36%	1.76%

Total annual operating expenses, as disclosed in the Tactical Multi-Purpose Fund (the “Fund”) prospectus dated December 29, 2018, were 534.46% of average daily net assets (1.00% after fee waivers/expense reimbursements). Fisher Asset Management, LLC (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2025 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees. Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 550-1071.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The ICE BofA ML 3-Month U.S. Treasury Bill Index (the “Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

2

Tactical Multi-Purpose Fund

Investment Results (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on March 30, 2017 (commencement of operations) and held through August 31, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The ICE BofA ML 3-month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 550-1071.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Fund Holdings (Unaudited)

Tactical Multi-Purpose Fund Holdings as of August 31, 2019(a)
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
U.S. Treasury Obligations 40.03%
Other Assets in Excess of Liabilities 59.97%

(a)	As a percentage of net assets.

The investment objective of Tactical Multi-Purpose Fund (the “Fund”) is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

4

Tactical Multi-Purpose Fund

Schedule of Investments

August 31, 2019

U.S. TREASURY OBLIGATIONS — 40.03%	Principal Amount	Fair Value
United States Treasury Bill, 1.94%, 11/14/2019(a)	$10,000	$9,961

Total U.S. Treasury Obligations (Cost $9,960)		9,961

Total Investments — 40.03% (Cost $9,960)		9,961

Other Assets in Excess of Liabilities — 59.97%		14,923

NET ASSETS — 100.00%		$24,884

(a)	Discount security. Rate shown is the effective yield at time of purchase.

See accompanying notes which are an integral part of these financial statements.

5

Tactical Multi-Purpose Fund
Statement of Assets and Liabilities
August 31, 2019

Assets
Investments in securities at fair value (cost $9,960)	$9,961
Cash and cash equivalents	18,350
Interest receivable	14
Receivable from Adviser	12,735
Prepaid expenses	2,544
Total Assets	43,604
Liabilities
Payable to Administrator	5,750
Other accrued expenses	12,970
Total Liabilities	18,720
Net Assets	$24,884
Net Assets consist of:
Paid-in capital	24,883
Accumulated earnings	1
Net Assets	$24,884
Shares outstanding (unlimited number of shares authorized, no par value)	2,501
Net asset value, offering and redemption price per share	$ 9 .95

See accompanying notes which are an integral part of these financial statements.

6

Tactical Multi-Purpose Fund
Statement of Operations
For the year ended August 31, 2019

Investment Income
Interest income	$286
Total investment income	286

Expenses
Fund accounting	22,502
Administration	22,500
Legal	20,177
Trustee	13,328
Transfer agent	12,000
Compliance services	12,000
Audit and tax	11,400
Custodian	5,000
Report printing	3,032
Registration	325
Pricing	119
Adviser	62
Miscellaneous	24,033
Total expenses	146,478
Fees waived and expenses reimbursed by Adviser	(145,687)
Fees reduced by Administrator	(543)
Net operating expenses	248
Net investment income	38

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1
Net change in unrealized appreciation of investment securities	1
Net realized and change in unrealized gain on investments	2
Net increase in net assets resulting from operations	$40

See accompanying notes which are an integral part of these financial statements.

7

Tactical Multi-Purpose Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$38	$(114)
Net realized gain on investment securities transactions	1	—
Net change in unrealized appreciation of investment securities	1	—
Net increase (decrease) in net assets resulting from operations	40	(114)

Total Increase (Decrease) in Net Assets	40	(114)

Net Assets
Beginning of year	24,844	24,958
End of year	$24,884	$24,844

See accompanying notes which are an integral part of these financial statements.

8

Tactical Multi-Purpose Fund
Financial Highlights
(For a share outstanding during each period)
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.93	$9.98	$10.00

Investment operations:
Net investment income (loss)	0 .02	(0.05)	(0.02)
Net realized and unrealized gain	— (b)	—	—
Total from investment operations	0 .02	(0.05)	(0.02)

Net asset value, end of period	$ 9 .95	$9.93	$9.98

Total Return(c)	0.20%	(0.50)%	(0.20	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$25	$25	$25
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(e)
Ratio of gross expenses to average net assets before waiver and reimbursement	589.45%	534.46%	558.98	%(e)
Ratio of net investment income (loss) to average net assets	0.15%	(0.46)%	(0.49	)%(e)
Portfolio turnover rate	0%	0%	0	%(d)

(a)	For the period March 30, 2017 (commencement of operations) to August 31, 2017.
(b)	Resulted in less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

9

Tactical Multi-Purpose Fund
Notes to the Financial Statements
August 31, 2019

NOTE 1. ORGANIZATION

Tactical Multi-Purpose Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 30, 2017. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions - The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

10

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2019

For the fiscal year ended August 31, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated earnings (deficit)
$(35)	$35

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments based on the best information available)

11

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2019:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$9,961	$—	$9,961
Total	$—	$9,961	$—	$9,961

12

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2019

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2019, the Adviser earned fees of $62 from the Fund before the waiver and reimbursement described below.

The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2025 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2019, the Adviser may seek repayment of expense reimbursements in the amount as follows:

Recoverable through
August 31, 2020	$58,792
August 31, 2021	131,256
August 31, 2022	145,625

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2019, the Administrator earned fees of $22,500 for administration services, $22,502 for fund accounting services, $12,000 for transfer agent services, and $12,000 for compliance services. At August 31, 2019, the Fund owed the Administrator $5,750 for such services.

During the fiscal year ended August 31, 2019, the Administrator contractually agreed to waive $543 of the overall fees for the Fund, whereby the Administrator has agreed to waive fees to the extent necessary that the Fund’s total annual operating expenses (excluding taxes, borrowing costs such as interest and dividend expenses on securities sold short, brokerage commissions, acquired fund fees and expenses, shareholder servicing fees paid to financial intermediaries, extraordinary expenses and expenses outside the normal course of business) do not exceed $150,000 annually or $12,500 per month. The waiver will be suspended and forfeited in any month that the Adviser is not the sole shareholder of the Fund.

13

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2019

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2019, there were no purchases or sales of investment securities, other than short-term investments.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2019, the Adviser owned 99.96% of the Fund's outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$1
Gross unrealized depreciation	—
Net unrealized appreciation on investments	$1

Tax cost of investments	$9,960

At August 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation on investments	1
Total accumulated earnings	$1

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

14

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2019

NOTE 10. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tactical Multi-Purpose Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tactical Multi-Purpose Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2019

16

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,002.00	$ 5.05	1.00%
Hypothetical(b)	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

17

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

18

TRUSTEES AND OFFICERS (Unaudited) - Continued

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

19

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

20

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (800) 550-1071 and (2) the Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief

Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Tactical Multi-Purpose Fund:	FY 2019	$7,500
Tactical Multi-Purpose Fund:	FY 2018	$7,500
Essex Environmental Opportunities Fund:	FY 2019	$14,000
Essex Environmental Opportunities Fund:	FY 2018	$14,000

(b)	Audit-Related Fees

Tactical Multi-Purpose Fund:	FY 2019	$0
Tactical Multi-Purpose Fund:	FY 2018	$0
Essex Environmental Opportunities Fund:	FY 2019	$0
Essex Environmental Opportunities Fund:	FY 2018	$0

(c)	Tax Fees

Tactical Multi-Purpose Fund:	FY 2019	$3,000
Tactical Multi-Purpose Fund:	FY 2018	$3,000
Essex Environmental Opportunities Fund:	FY 2019	$3,000
Essex Environmental Opportunities Fund:	FY 2018	$3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Tactical Multi-Purpose Fund:	FY 2019	$0
Tactical Multi-Purpose Fund:	FY 2018	$0
Essex Environmental Opportunities Fund:	FY 2019	$0
Essex Environmental Opportunities Fund:	FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$ 6,000	$ 0
FY 2018	$ 6,000	$ 0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	10/23/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	10/23/2019

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	10/23/2019